UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 15, 2017

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.        Amendment to Articles of Incorporation or Bylaws.

On March 15, 2017, the Board of Trustees (the “Board”) of Vornado Realty Trust (the “Trust”), acting through a committee, amended and restated in its entirety the Trust’s Amended and Restated Bylaws (the “Bylaws”) to implement proxy access.

Article II, Section 13 of the Bylaws has been added to permit a shareholder, or group of up to 20 shareholders, owning at least 3% of the Trust’s outstanding common shares, continuously for at least three years, to nominate and include in the Trust’s proxy statement for an annual meeting of shareholders, trustee nominees constituting up to the greater of two nominees or 20% of the Board, provided that the shareholder(s) and the trustee nominee(s) satisfy the requirements specified in the Bylaws.

The Bylaws were also amended to make minor conforming changes to the advance notice provisions in Article II, Section 12 of the Bylaws.  The amendments to the Bylaws were effective immediately.

The above description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits.

3.1     Amended and Restated Bylaws of Vornado Realty Trust, effective March 15, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Executive Vice President, Chief Accounting Officer

Date: March 17, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Executive Vice President, Chief Accounting Officer

Date: March 17, 2017

Exhibit Index

3.1     Amended and Restated Bylaws of Vornado Realty Trust, effective March 15, 2017.